EXHIBIT 10.25

                                 AMENDMENT NO. 5
                          Dated as of February 19, 1999
                                       to
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          Dated as of October 17, 1997

         This Amendment No. 5 ("Amendment") dated as of February 19, 1999 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("ASOC"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/KRATZ-WILDE MACHINE COMPANY, a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), APEX MANUFACTURING, INC., an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"),and AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design")(ASOC, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, and Design being collectively referred to as the "Existing Borrowers"), AVIATION SALES LEASING COMPANY, a Delaware corporation, and the "Lenders" (as defined in the Credit Agreement identified below). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

         WHEREAS, the Existing Borrowers, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Bank, are parties to that certain Third Amended and Restated Credit Agreement dated as of October 17, 1997, as heretofore amended (the "Credit Agreement");

         WHEREAS, the Existing Borrowers have requested that certain Inventory of ASOC be designated as Eligible Inventory and become part of the Borrowing Base under the Credit Agreement;

         WHEREAS, the Existing Borrowers have requested that Leasing Affiliate become a "Borrower" under the Credit Agreement so that certain Inventory of Leasing Affiliate could be designated as Eligible Inventory and become part of the Borrowing Base under the Credit Agreement;

         WHEREAS, Parent has heretofore effected certain changes in the corporate structure of its Subsidiaries as permitted by certain consents heretofore delivered under the terms of the Credit Agreement, including, without limitation, the merger of Aero Corporation and Aero Corp Macon Inc., each of which have heretofore been "Borrowers" under the Credit Agreement, with and into TIMCO, and certain provisions of, and Exhibits and Schedules to, the Credit Agreement require modification to reflect such changes and to update the disclosures made in such Schedules;

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         WHEREAS, Parent and the Existing Borrowers have requested that the
Credit Agreement be amended to include Leasing Affiliate as a "Borrower" and to effect the foregoing modifications to the Borrowing Base, other provisions of the Credit Agreement, and the Exhibits and Schedules to the Credit Agreement;

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth below in SECTION 1, subject to the terms and conditions stated herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of February 19, 1999, subject to the satisfaction of the conditions precedent set forth in
SECTION 2 hereof, the Credit Agreement is hereby amended as follows:

                  1.1 SECTION 1.01 is amended to (a) delete the definitions of "Aircraft Parts Lease Agreement", "Apex", "Borrowing Base", "Borrowers", "Eligible Inventory", "Guarantor", "Kratz-Wilde", "Leased Inventory", "Net Cash Proceeds of Issuance of Equity Securities or Indebtedness", "Net Cash Proceeds of Sale", and "Parent" and substitute the following definitions therefor:

                  "AIRCRAFT PARTS LEASE AGREEMENT" means an agreement, which is subject to a collateral assignment in favor of the Agent for the benefit of the Holders in form and substance satisfactory to the Agent, between ASOC or Leasing Affiliate, as lessor, and a Person which is not an Affiliate of ASOC or Leasing Affiliate, as lessee, pursuant to which Inventory of ASOC or Leasing Affiliate, as applicable, is leased to such Person and includes, as of February 19, 1999, those agreements identified on SCHEDULE 1.01.1 attached hereto.

                  "APEX" means Apex Manufacturing, Inc., an Arizona corporation and wholly-owned Subsidiary of Manufacturing.

                  "BORROWING BASE" means, as of any date of determination, an amount equal to the sum of

                  (a) seventy-five percent (75%) of the face amount of Eligible Receivables of ASOC, Aerocell, Kratz-Wilde, Distribution, and Apex (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

                  (b) eighty-five percent (85%) of the face amount of Eligible Receivables of Caribe and TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

                  (c) fifty percent (50%) of the face amount of earned, but unbilled for periods less than ninety-one (91) days, Receivables of TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), PLUS

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                  (d) up to forty percent (40%) of the value of Eligible
Inventory of Aerocell, Kratz-Wilde, Caribe, Apex, and TIMCO, in each case as set forth on the Borrowing Base Certificate, PLUS

                  (e) to the extent not otherwise provided for in CLAUSES (VIII)
- (X) below, (a) during the period commencing on September 22, 1998 and ending on March 21, 1999, up to the respective percentages of the value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B, and Inventory Asset Group C, in each case as set forth on the Borrowing Base Certificate, or (b) from and after March 22, 1999, the lesser of (1) up to the respective percentages of the value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B, and Inventory Asset Group C, in each case as set forth on the Borrowing Base Certificate, or (2) seventy percent (70%) of the appraised value of Eligible Inventory included in Inventory Asset Group A, Inventory Asset Group B and Inventory Asset Group C, in each case as set forth in appraisals prepared in form and substance and by appraisers satisfactory to the Requisite Lenders on an orderly liquidation basis consistent with that methodology used in preparation of the Appraisals, PLUS

                  (f) fifty percent (50%) of the appraised fair market value of Kratz-Wilde's owned Real Property, PLUS

                  (g) sixty percent (60%) of the appraised orderly liquidation value of Kratz-Wilde's owned Equipment, PLUS

                  (h) with respect to Eligible Inventory of Leasing Affiliate consisting of Airbus Series A300B4-200 and Airbus Series A300B4-100 aircraft,
(a) thirty percent (30%) of the book value of such Eligible Inventory prior to commencement of its conversion from passenger aircraft to cargo aircraft, PLUS
(b) forty percent (40%) of the book value of such Eligible Inventory during its conversion from passenger aircraft to cargo aircraft, PLUS (c) sixty-five percent (65%) of the book value of such Eligible Inventory from and after the 30th day after completion of such conversion, PLUS

                  (i) with respect to Eligible Inventory of Leasing Affiliate or ASOC consisting of engines, forty percent (40%) of the book value, net of maintenance reserves, of such Eligible Inventory, PLUS

                  (j) with respect to Eligible Inventory of ASOC and Leasing Affiliate consisting of landing gear, sixty percent (60%) of the book value of such Eligible Inventory.

For purposes of this definition, (1) Eligible Receivables and Eligible Inventory, in each case and as of any date of determination, shall be determined after deduction of all Eligibility Reserves then effective with respect to such items, (2) the value referenced in CLAUSES (IV) and (V) shall be determined on the bases described in the Borrowing Base Certificate as reflected on the books and records of the Borrowers or Distribution, as applicable, (3) the advance rates applicable under CLAUSE (I) with respect to Eligible Receivables of Apex and Caribe, CLAUSE (II), CLAUSE (III), and CLAUSE (IV) with respect to Eligible Inventory of Caribe, Apex, and TIMCO, (and the related provisions of the

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form of Borrowing Base Certificate) shall be subject to adjustment
(increase/decrease but in no event in the case of CLAUSES (I) or (II) below 75%) and modification by the Agent on or before March 22, 1999 by written notice to the Borrowers and Lenders dependent upon the results of the Agent's audit of the Receivables and Inventory of Caribe, Apex, and TIMCO, and (4) that portion of the Borrowing Base determined based on aircraft and Leased Inventory shall in no event exceed, at any time, $40,000,000 in the aggregate. In each instance, the amounts described hereinabove shall be designated as such on the Borrowing Base Certificate dated as of such date of determination.

                  "BORROWER" means, individually, any of Aviation Sales Distribution Services Company, a Delaware corporation; Aviation Sales Leasing Company, a Delaware corporation; Aerocell Structures, Inc., an Arkansas corporation; Apex Manufacturing, Inc., an Arizona corporation; Caribe Aviation, Inc., a Florida corporation; AVS/Kratz-Wilde Machine Company, a Delaware corporation; Aircraft Interior Design, Inc., a Florida corporation; Triad International Maintenance Corporation, a Delaware corporation; and Whitehall Corporation, a Delaware corporation; and "BORROWERS" means, collectively, all of such Persons.

                  "ELIGIBLE INVENTORY" means, as of the date of determination therefor, all Inventory of the Borrowers and Distribution consisting of commercial aircraft or commercial aircraft spare parts which, when scheduled to the Agent on a Borrowing Base Certificate and at all times thereafter, (i) is included in Inventory Asset Group A, Inventory Asset Group B, or Inventory Asset Group C or (without duplication) is identified, or of a type identified and accepted by the Agent, on SCHEDULE 1.01.11 attached hereto and made a part hereof, (ii) is in the required quantity and in the required condition as set forth on such Borrowing Base Certificate, and (iii) is (a) not Leased Inventory and is located at a Borrower's or Distribution's owned or leased warehouses in the United States or is (b) Leased Inventory and:

                  (a) is stored and maintained in an identifiable, segregated area disclosed to the Agent in the United States or in a location and on terms satisfactory to the Agent or (A) if the subject Inventory is an engine identified, or of a type identified and accepted by the Agent, on SCHEDULE 1.01.11, the same bears a plate identifying Leasing Affiliate or ASOC, as applicable, as the owner thereof, (B) if the subject Inventory is an aircraft identified, or of a type identified and accepted by the Agent, on SCHEDULE 1.01.11, the same bears a plate identifying Leasing Affiliate as the owner thereof, and
                  (C) the subject Inventory is landing gear; and

                  (b) is subject to a first priority perfected Lien in favor of the Agent for the benefit of the Holders and no other Liens.

In any event, Eligible Inventory shall not consist of:

                           (1)      goods in transit; or

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                           (2) goods held on consignment or any similar
                  arrangement, including, without limitation, goods held by a Borrower or Distribution but owned by a customer of a Borrower or Distribution, as applicable; or

                           (3) goods (A) with respect to which the Agent does
                  not have a perfected security interest senior in priority to any other or (B) which are subject to a Lien in favor of a landlord or bailee, except with respect to aircraft undergoing conversion, Liens in favor of the bailee thereof for supplier and materialman Liens which are otherwise Customary Permitted Liens; or

                           (4) goods located on premises with respect to which
                  the Agent has not received a landlord's waiver, bailee agreement, or consignee agreement in form and substance satisfactory to the Agent (and substantially in the applicable form attached as part of EXHIBIT D) within the time required by the terms of this Agreement; or

                           (5) goods constituting "Scrap/Out of Date Material".

                  "GUARANTOR" means any of the Parent; Finance Affiliate; Manufacturing; MR&O; Distribution; Aviation Sales SPS I, Inc. and Aero Hushkit Corporation (each a Delaware corporation and wholly-owned Subsidiaries of Leasing Affiliate); Aviation Sales Property Management Corp., a Delaware corporation; AVSRE, L.P., a Delaware limited partnership; Hydroscience, Inc., a Texas corporation; and each Subsidiary of a Borrower or one of the foregoing named Guarantors which is not a Foreign Subsidiary or a Borrower.

                  "KRATZ-WILDE" means AVS/Kratz-Wilde Machine Company, a Delaware corporation and wholly-owned Subsidiary of Manufacturing.

                  "LEASED INVENTORY" means Inventory of ASOC or Leasing Affiliate which is subject to an Aircraft Parts Lease Agreement.

                  "NET CASH PROCEEDS OF ISSUANCE OF EQUITY SECURITIES OR INDEBTEDNESS" means net cash proceeds (including cash, equivalents readily convertible into cash, and such proceeds of any notes received as consideration or any other non-cash consideration) received by the Parent, any Borrower, or any Subsidiary of the Parent (other than Aviation Sales SPS I, Inc.) or a Borrower at any time after the Effective Date on account of the issuance of (i) equity Securities of the Parent, (ii) equity Securities of a Borrower or Subsidiary of the Parent to any Person other than the Parent, (iii) equity Securities of any Subsidiary of a Borrower (other than Aviation Sales SPS I, Inc.) to any Person other than such Borrower, (iv) Indebtedness (other than Indebtedness permitted under SECTION 10.01) of any Borrower or any Subsidiary of a Borrower, or (v) Indebtedness (other than Indebtedness described on SCHEDULE
1.01.3 attached hereto and made a part hereof) of the Parent, in each case net of all transaction costs and underwriters' discounts with respect thereto. Notwithstanding the foregoing, such net cash proceeds received by the Parent on account of the issuance of equity Securities of the Parent and the issuance of Indebtedness of the Parent which are used by the Parent

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to make a capital contribution to any a Borrower within one hundred eighty (180)
days after Parent's receipt of such net cash proceeds shall not be included in the definition of "Net Cash Proceeds of Issuance of Equity Securities or Indebtedness".

                  "NET CASH PROCEEDS OF SALE" means (i) proceeds received by any Borrower, any Subsidiary of any Borrower (other than Aviation Sales SPS I, Inc.), or any other Subsidiary of Parent in cash (including cash, equivalents readily convertible into cash, and such proceeds of any notes received as consideration or any other non-cash consideration) from the sale, assignment or other disposition of (but not the lease or license of) any Property, other than sales permitted under CLAUSES (B), (C)(II)(A), and (D) of SECTION 10.02, net of
(A) the costs of sale, assignment or other disposition, (B) any income, franchise, transfer or other tax liability arising from such transaction and (C) amounts applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien permitted by SECTION 10.03 on the asset disposed of, if such net proceeds arise from any individual sale, assignment or other disposition or from any group of related sales, assignments or other dispositions; and (ii) to the extent provided in SECTION 9.08, proceeds of insurance on account of the loss of or damage to any such Property or Properties, and payments of compensation for any such Property or Properties taken by condemnation or eminent domain.

                  "PARENT" means Aviation Sales Company, a Delaware corporation.

(b) delete the definition of "Whitehall Subsidiaries" in its entirety, (c) delete the reference to "and the Whitehall Subsidiaries" in the definition of "Eligibility Reserves", and (d) add the following definition:

                  "MANUFACTURING" means Aviation Sales Manufacturing Company, a Delaware corporation and wholly-owned Subsidiary of Parent.

                  1.2 All references to "M&R" in the Credit Agreement shall be deemed to be references to Manufacturing. All references to "Leasing Affiliate Liabilities" in the provisions related thereto appearing in SECTIONS 2.05, 3.01(A)(II), 6.02(E), 6.04, 10.04(F), 10.05(D), and 10.14 are hereby deleted in their entirety. All references to Subsidiaries of the Borrowers in the Credit Agreement shall be deemed to exclude Subsidiaries of Leasing Affiliate, unless such Subsidiaries are explicitly referenced.

                  1.3 SECTION 3.01 is amended to (a) delete the reference to "or Leasing Affiliate" in the first sentence thereof prior to CLAUSE (A), (b) delete the references to "or Leasing Affiliate," in CLAUSE (B)(I) thereof, (c) delete the reference to "and Leasing Affiliate" in CLAUSE (C)(I)(B) thereof, (d) delete the references to "or Leasing Affiliate" in CLAUSE (D)(I)(A) and CLAUSES (D)(II) and (D)(III) thereof, (e) delete the reference to "or Leasing Affiliate," in CLAUSE (E)(II) thereof, (f) delete the references to "Leasing Affiliate or" and ", Leasing Affiliate," in CLAUSE (F) thereof, (g) delete the references to "Leasing Affiliate, or" and ", Leasing Affiliate's," in CLAUSE (G) thereof, and
(h) delete the reference to ", Leasing Affiliate," in CLAUSE (I) thereof.

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                  1.4 SECTION 7.01 is amended to (a) delete CLAUSE (A)(I)
thereof in its entirety and substitute the following therefor:

                  (a) ORGANIZATION; POWERS. (i) Each of ASOC, Kratz-Wilde, TIMCO, Whitehall Corporation, MR&O, Manufacturing, Finance Affiliate, Distribution, Leasing Affiliate, Aviation Sales SPS I, Inc., Aero Hushkit Corporation, Aviation Sales Property Management Corp. and Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Aerocell is a corporation duly organized, validly existing and in good standing under the laws of the State of Arkansas. Apex is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Caribe and Aircraft Interior Design, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Florida and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Hydroscience, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. AVSRE, L.P. is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing under the laws of the State of Texas. ASOC is duly qualified to do business and is in good standing under the laws of the states of Texas, Florida, California, Oklahoma, and Washington, and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Aerocell is duly qualified to do business and is in good standing under the laws of the state of Arkansas and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Kratz-Wilde is duly qualified to do business and is in good standing under the laws of the states of Kentucky and Ohio and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Leasing Affiliate is duly qualified to do business and is in good standing under the laws of the state of Florida and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. TIMCO is duly qualified to do business and is in good standing under the laws of the state of North Carolina and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Parent and Whitehall are duly qualified to do business and are in good standing under the laws of the state of Florida and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Distribution is duly qualified to do business and is in good standing under the laws of the states of Florida and Georgia and of each other jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Finance Affiliate and each Guarantor not specifically referenced hereinabove is duly qualified to do business and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing will result, or is reasonably likely to result, in a Material Adverse Effect. Each Borrower and Guarantor (A) has filed and maintained effective (unless exempt from the requirements for filing) a current Business Activity Report with the

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appropriate Governmental Authority in the states of Minnesota and New Jersey,
(B) is a corporation for federal income tax purposes, and (C) has all requisite corporate power and authority to own, operate and encumber its Property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

(b) delete the last sentence of CLAUSE (C) thereof in its entirety and substitute the following therefor:

         The outstanding Capital Stock of each Borrower and each Guarantor is duly authorized, validly issued, fully paid and nonassessable and (except for the Capital Stock of the Parent) is not Margin Stock, are free and clear of all Liens, except for Liens granted pursuant to the Loan Documents, are not subject to any option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto, and have been issued in compliance with all applicable Requirements of Law.

and (c) delete the provisions of CLAUSE (AA) thereof in their entirety and substitute the following therefor:

                  (aa) PLEDGE OF SECURITIES. The grant and perfection of the security interest in the equity Securities of Borrowers, each Borrower's Subsidiaries, and each Guarantor other than the Parent as contemplated by the Loan Documents is not made in violation of any Requirement of Law.

                  1.5 SECTION 8.01 is amended to delete the references to (a) "Leasing Affiliate and its Subsidiaries and" in CLAUSES (A)(I)(B) and (A)(II)(B) thereof, (b) ", Leasing Affiliate and its Subsidiaries," in the last phrase of CLAUSE (A) thereof, (c) "Leasing Affiliate and its Subsidiaries and" in CLAUSE
(B)(II) thereof and in the last phrase of the first sentence of CLAUSE (B) thereof, (d) "Leasing Affiliate and its Subsidiaries and" in CLAUSE (C) thereof, and (e) ",Leasing Affiliate and its Subsidiaries, and" in CLAUSE (F) thereof.

                  1.6 SECTION 8.11 is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         8.11. HEDGE AGREEMENTS. ASOC shall provide to the Agent, promptly upon the execution by any Borrower or any Subsidiary of a Borrower of any Hedge Agreement, written notice of the notional amount thereof.

                  1.7 SECTION 10.01 is amended to add the following provision at the end thereof.

         No Borrower or Subsidiary of a Borrower may make any intercompany loan or other advance to any Subsidiary of Leasing Affiliate.

                  1.8 SECTION 10.02(E) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

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         (e) the sale or other transfer of Inventory in the ordinary course of such Borrower's business, prior to the occurrence of an Event of Default, to any Subsidiary of Leasing Affiliate which Inventory is purchased after the Effective Date by such Borrower acting as a purchasing agent for such Subsidiary and, after giving effect to the sale or transfer thereof to such Subsidiary, the aggregate amount of the unpaid sale price of Inventory of the Borrowers sold or otherwise transferred to Subsidiaries of Leasing Affiliate determined at the value of such Inventory after application of the advance rates applicable thereto on the then most recent Borrowing Base Certificate does not exceed $20,000,000.

                  1.9 SECTION 10.04 is amended to delete the last sentence thereof in its entirety and substitute the following therefor:

         No Borrower or Subsidiary of a Borrower may make any Investment in any Subsidiary of Leasing Affiliate.

                  1.10 SECTION 10.05 is amended to delete the last sentence thereof in its entirety and substitute the following therefor:

         No Borrower or Subsidiary of a Borrower shall incur any Accommodation Obligation with respect to Indebtedness of any Subsidiary of Leasing Affiliate.

                  1.11 SECTION 10.08(D) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         (d) the sale or other transfer of Inventory of a Borrower to a Subsidiary of Leasing Affiliate at cost, if such Inventory is purchased by such Borrower acting as purchasing agent for such Subsidiary of Leasing Affiliate after February 19, 1999; PROVIDED THAT the sale or other transfer of such Inventory is otherwise permissible under the terms of SECTION 10.02(E).

                  1.12 SECTION 10.17(C) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         (c) engage in any business other than that of acting as a holding company for ASOC, Leasing Affiliate, Finance Affiliate, MR&O, Manufacturing, Aviation Sales Property Management Corp., and Aviation Sales Company FSC, Ltd., a Barbados corporation;

                  1.13 SECTION 15.07(C)(VI) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                  (vi) change in SECTION 10.08(D).

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                  1.14 Exhibits B, F and G and Schedules 1.01.1, 7.01-A and
7.01-C to the Credit Agreement are deleted in their entirety and the Exhibits and Schedules attached hereto are substituted therefor. Schedule 1.01.11 attached hereto is hereby added as a Schedule to the Credit Agreement as referenced above.

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of February 19, 1999, if, and only if the Agent shall have received (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower and each Lender, (b) a Reaffirmation Agreement, in form and substance satisfactory to the Agent, executed by each Borrower and Guarantor, and (c) corporate resolutions and a secretary's certificate with respect thereto for each of the Borrowers and Guarantors a party to this Amendment or the aforesaid Reaffirmation Agreement authorizing the execution and delivery of such agreements on behalf of such Persons and such other agreements as are contemplated by the terms of this Amendment or to realize the benefits of the changes in the Borrowing Base in accordance with the terms of this Amendment; and the provisions of this Amendment pertaining to supplemental additions to the Borrowing Base shall further be conditioned upon the Agent's receipt, prior to, or concurrent with, submission of a Borrowing Base Certificate including thereon Inventory described in CLAUSES (VIII) and (IX) of the definition of "Borrowing Base" as amended by the terms of this Amendment, (i) aircraft mortgages and other agreements in form and substance satisfactory to the Agent and its counsel executed and delivered by Leasing Affiliate and ASOC with respect to the new categories of Inventory to be included in the Borrowing Base, (ii) collateral assignments of lease in form and substance satisfactory to the Agent and its counsel executed and delivered by Leasing Affiliate with respect to the lease agreements identified on SCHEDULE 1.01.1, and (iii) legal opinions of outside counsel to the Borrowers or the Agent in form and substance satisfactory to the Agent and its counsel with respect to the mortgages and collateral assignments referenced in CLAUSE (C) above and the Liens created thereby.

         SECTION 3. REPRESENTATIONS AND WARRANTIES; ACKNOWLEDGMENT. The Borrowers hereby represent and warrant as follows:

                  3.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  3.2 No Event of Default or Potential Event of Default exists, other than that arising due to Borrowers' failure to comply with the restrictions on the amount of Leasing Affiliate Liabilities set forth in the Credit Agreement as disclosed to the Agent and Lenders, or would result from any of the transactions contemplated by this Amendment.

                  3.3 Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a

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representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

The Borrowers hereby acknowledge the Agent's request, in accordance with the provisions of SECTION 8.03(B) of the Credit Agreement, for a semi-annual appraisal of each Borrower's and its respective Subsidiary's Inventory prepared by an independent appraiser satisfactory to the Agent and on the same basis as the Appraisal, and covenant and agree to obtain such appraisal and deliver the same to the Agent and the Lenders by no later than May 19, 1999.

         SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  4.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES DISTRIBUTION              AEROCELL STRUCTURES, INC.
SERVICES COMPANY

By___________________________________    By_____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

AVS/KRATZ-WILDE MACHINE                  WHITEHALL CORPORATION
COMPANY

By___________________________________    By_____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

TRIAD INTERNATIONAL                      APEX MANUFACTURING, INC.
MAINTENANCE CORPORATION

By___________________________________    By_____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

AIRCRAFT INTERIOR DESIGN, INC.           CARIBE AVIATION, INC.


By___________________________________    By_____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

AVIATION SALES COMPANY                   AVIATION SALES LEASING COMPANY


By___________________________________    By_____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

CITICORP USA, INC.                       HELLER FINANCIAL, INC.


By___________________________________    By_____________________________________
         Shapleigh B. Smith                        Albert J. Forzano
         Attorney-in-Fact                          Vice President

CONGRESS FINANCIAL                       NATIONAL CITY COMMERCIAL
CORPORATION                              FINANCE, INC.

By:__________________________________    By:____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________

FIRST UNION COMMERCIAL                   CREDIT LYONNAIS, ATLANTA
CORPORATION                              AGENCY

By:__________________________________    By:____________________________________
         Terri K. Lins                             David M. Cawrse
         Vice President                            Vice President & Manager

IBJ SCHRODER BUSINESS CREDIT             BANKBOSTON, N.A.
CORPORATION

By:__________________________________    By:____________________________________
         Thomas M. Bayer                           Tony Zhang
         Executive Vice President                  Vice President

SUNTRUST BANK, MIAMI, N.A.               BANKATLANTIC


By:__________________________________    By:____________________________________
         Carl F. Fine                              Ana C. Bolduc
         Vice President                            Senior Vice President

THE INTERNATIONAL BANK OF                NATIONAL BANK OF CANADA, A
MIAMI, N.A.                              Canadian Chartered Bank

By___________________________________    By:____________________________________
         Caridad C. Errazquin                      Frank H. D'Alto
         Vice President                            Vice President
         Trade Finance Division

                                         By:____________________________________
                                                   Michael S. Bloomenfeld
                                                   Vice President & Manager

MERCANTILE BUSINESS CREDIT, INC.         CITIZENS BUSINESS CREDIT
                                         COMPANY

By:__________________________________    By:____________________________________
         Robert H. Newman                          Ralph L. Letner
         Senior Vice President                     Vice President

AMSOUTH BANK                             PNC BANK NATIONAL ASSOCIATION


By:__________________________________    By:____________________________________
Name:________________________________    Name:__________________________________
Title:_______________________________    Title:_________________________________